Exhibit 99.1

HF Sinclair Corporation and Holly Energy Partners, L.P. Announce Commencement of Private Exchange Offers and Consent Solicitations by HF Sinclair Corporation for Outstanding Notes of Holly Energy Partners, L.P. and Holly Energy Finance Corp.

DALLAS, October 30, 2023 – (BUSINESS WIRE)— HF Sinclair Corporation (NYSE: DINO) (“HF Sinclair”) and Holly Energy Partners, L.P. (NYSE: HEP) (“HEP”) today announced the commencement of private offers by HF Sinclair to all Eligible Holders (as defined herein) to exchange (each an “Exchange Offer” and, collectively, the “Exchange Offers”) notes previously issued by HEP and Holly Energy Finance Corp. (“Finance Corp.” and together with HEP, the “HEP Issuers”) listed in the table below (the “HEP Notes”), pursuant to the terms and subject to the conditions set forth in a confidential exchange offer memorandum and consent solicitation statement, dated as of October 30, 2023 (the “Exchange Offer Memorandum”). The interest rate, interest payment dates, maturity date and redemption terms of each series of new notes to be issued by HF Sinclair in the Exchange Offers (the “New Notes”) will be substantially identical as those of the corresponding series of HEP Notes to be exchanged.

The following table sets forth the Early Participation Exchange Consideration and the Expiration Date Exchange Consideration offered for each series of the HEP Notes:

Title of Series of HEP Notes	CUSIPs	ISIN No.	Maturity Date	Principal Amount Outstanding	Early Participation Exchange Consideration(1)(2)	Expiration Date Exchange Consideration(3)
6.375% Senior Notes due 2027	144A: 435765AJ1 / Reg S: U4377TAG5	144A: US435765AJ10 / Reg S: USU4377TAG59	04/15/2027	$400,000,000	$1,000 principal amount of HF Sinclair’s 6.375% Senior Notes due 2027 and $1.00 in cash	$950 principal amount of HF Sinclair’s 6.375% Senior Notes due 2027 and $1.00 in cash
5.000% Senior Notes due 2028	144A: 435765AH5 / Reg S: U4377TAF7	144A: US435765AH53 / Reg S: USU4377TAF76	02/01/2028	$500,000,000	$1,000 principal amount of HF Sinclair’s 5.000% Senior Notes due 2028 and $1.00 in cash	$950 principal amount of HF Sinclair’s 5.000% Senior Notes due 2028 and $1.00 in cash

(1)	For each $1,000 principal amount of HEP Notes validly tendered at or before the Early Participation Date (as defined herein), not validly withdrawn and accepted for exchange.

(2)	The $1,000 is inclusive of a $50 Early Participation Premium (as defined herein).

(3)

For each $1,000 principal amount of HEP Notes validly tendered after the Early Participation Date and at or before the Expiration Date (as defined herein), not validly withdrawn and accepted for exchange.

Concurrently with the Exchange Offers, HF Sinclair, on behalf of the HEP Issuers, is soliciting the consents (collectively, the “Consent Solicitations”) from the Eligible Holders to adopt certain proposed amendments to the indentures governing the HEP Notes (the “HEP Indentures” and each an “HEP Indenture”) to, among other things, eliminate from each HEP Indenture, as it relates to each series of HEP Notes (i) substantially all of the restrictive covenants, (ii) certain of the events which may lead to an “Event of Default”, (iii) the U.S. Securities and Exchange Commission (“SEC”) reporting covenant and (iv) the requirement of HEP to offer to purchase the HEP Notes upon a change of control (collectively, the “Proposed Amendments”). The Proposed Amendments will become effective with respect to a particular HEP Indenture to the extent (i) participation in the Exchange Offer by the relevant series of HEP Notes exceeds 50% of the outstanding principal amount of such series and (ii) all tendered HEP Notes of such series are accepted for exchange in the related Exchange Offer. Eligible Holders of HEP Notes that tender such HEP Notes will be deemed to have given consent to the Proposed Amendments (in respect of the applicable series of HEP Notes tendered). Eligible Holders will not be permitted to tender their HEP Notes without delivering consents or to deliver consents without tendering their HEP Notes. Tenders of HEP Notes may not be withdrawn after the earlier of (i) the Early Participation Date, and (ii) the date on which the applicable supplemental indenture to the corresponding HEP Indenture implementing the applicable Proposed Amendments is executed, unless extended (such date and time, as the same may be extended, the “Withdrawal Deadline”), except in the limited circumstances where additional withdrawal rights are required by law. A valid withdrawal of tendered HEP Notes will also constitute the revocation of the related consent with respect to the applicable HEP Indenture. As used herein, a “valid withdrawal” means valid withdrawal prior to the Withdrawal Deadline.

The Exchange Offers and Consent Solicitations are being made pursuant to the terms and subject to the conditions set forth in the Exchange Offer Memorandum, copies of which will be made available to holders of the HEP Notes eligible to participate in the Exchange Offers. Each Exchange Offer and Consent Solicitation will expire at 5:00 p.m., New York City time, on November 29, 2023, unless such date is extended or earlier terminated (such date and time, as they may be extended, the “Expiration Date”). However, Eligible Holders who validly tender and do not validly withdraw their HEP Notes at or prior to 5:00 p.m., New York City time, on November 13, 2023, unless extended or terminated (as the same may be extended, the “Early Participation Date”), will be eligible to receive greater consideration for their HEP Notes than will be available for tenders made after the Early Participation Date but at or prior to the Expiration Date. HF Sinclair reserves the right to terminate, withdraw, amend or extend one or more of the Exchange Offers and Consent Solicitations in its discretion, subject to applicable law and the terms and conditions set forth in the Exchange Offer Memorandum.

Subject to the terms and conditions set forth in the Exchange Offer Memorandum, for each $1,000 principal amount of HEP Notes validly tendered and not validly withdrawn at or prior to the Early Participation Date, Eligible Holders of such HEP Notes will be eligible to receive the applicable consideration set forth in the table above under the heading “Early Participation Exchange Consideration” (the “Early Participation Exchange Consideration”), which includes a payment of $1.00 in cash (the “Cash Payment”) and an early participation premium, payable in principal amount of New Notes, of $50.00 (the “Early Participation Premium”). To be eligible to receive the Early Participation Exchange Consideration, Eligible Holders must have validly tendered at or prior to the Early Participation Date, not have withdrawn the tender of their HEP Notes of the applicable series at or prior to the Early Participation Date and beneficially own such HEP Notes at the Expiration Date.

For each $1,000 principal amount of HEP Notes validly tendered and not validly withdrawn after the Early Participation Date and at or prior to the Expiration Date, Eligible Holders of such HEP Notes will be eligible to receive the applicable consideration set forth in the table above under the heading “Expiration Date Exchange Consideration” (the “Expiration Date Exchange Consideration”), which includes the Cash Payment, but does not include the Early Participation Premium. To be eligible to receive the Expiration Date Exchange Consideration, Eligible Holders must validly tender (and not validly withdraw) their HEP Notes after the Early Participation Date and at or prior to the Expiration Date.

Settlement of the Exchange Offers is expected to be on or about the third business day following the Expiration Date (the “Settlement Date”), unless HF Sinclair extends the Expiration Date or terminates the Exchange Offers.

The minimum denominations of the HEP Notes are $2,000 and any greater integral multiple of $1,000 in excess thereof. HF Sinclair will not accept any tender that would result in the issuance of less than $2,000 principal amount of either series of New Notes. The aggregate principal amount of each series of New Notes issued to each participating holder for each series of HEP Notes validly tendered (and not validly withdrawn) and accepted by HF Sinclair will be rounded down, if necessary, to the nearest whole multiple of $1,000 in excess thereof. This rounded amount will be the principal amount of New Notes such participating holder will receive, and HF Sinclair will pay a cash amount equal to the difference between the principal amount of the New Notes such holder would otherwise be entitled and the principal amount of the New Notes actually issued, plus any accrued and unpaid interest on such principal amount up to the Settlement Date.

Each series of New Notes will have substantially identical interest rate, interest payment dates, maturity date and redemption terms as the corresponding series of HEP Notes. The first interest payment on any New Notes will include the accrued and unpaid interest on the HEP Notes tendered in exchange therefor so that a tendering Eligible Holder will receive the same interest payment it would have received had its HEP Notes not been tendered in the Exchange Offers and Consent Solicitations; provided that the amount of accrued and unpaid interest shall only be equal to the accrued and unpaid interest on the principal amount of HEP Notes equal to the aggregate principal amount of New Notes an Eligible Holder receives, which may be less than the principal amount of corresponding HEP Notes tendered for exchange if such holder tenders (and does not subsequently withdraw) its HEP Notes after the Early Participation Date.

HF Sinclair, in its sole discretion, subject to applicable law, may extend the Early Participation Date, the Withdrawal Deadline and the Expiration Date with respect to any or all of the Consent Solicitations and Exchange Offers. Any extension of the Early Participation Date, the Withdrawal Deadline or the Expiration Date with respect to either or both of the Consent Solicitations or Exchange Offers by HF Sinclair will automatically extend the Early Participation Date, the Withdrawal Deadline or the Expiration Date, as applicable, with respect to the corresponding Consent Solicitation or Exchange Offer. In addition, each Exchange Offer and Consent Solicitation is subject to certain conditions such as, among other things, completion of the Proposed Merger (as defined below), which condition may not be waived by HF Sinclair, and the receipt of the requisite consents necessary to effect the Proposed Amendments to each of the HEP Indentures. HF Sinclair may generally waive any such conditions at any time, and any waiver of a condition by HF Sinclair with respect to an Exchange Offer will automatically waive such condition with respect to the corresponding Consent Solicitation, as applicable. In addition, HF Sinclair may amend the terms of any Exchange Offer without amending the terms of any other Exchange Offer.

This press release does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation or sale would be unlawful.

The New Notes offered hereby have not been registered with the SEC under the Securities Act of 1933, as amended (the “Securities Act”), or any state or foreign securities laws. Accordingly, the New Notes will be subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act and other applicable securities laws, pursuant to registration or exemption therefrom. The New Notes may not be offered or sold in the United States or to any U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. Only persons who properly complete and return the eligibility certification (the “Eligibility Letter”), which is available from the Information Agent (as defined herein), certifying that they are (i) “qualified institutional buyers” within the meaning of Rule 144A under the Securities Act or (ii) persons outside of the “United States” that are (a) not “U.S. persons,” as that term is defined in Rule 902 under the Securities Act in offshore transactions in compliance with Regulation S under the Securities Act, (b) not acting for the account or benefit of a U.S. person and (c) (x) if a resident in a member state of the European Economic Area, such person is not a “retail investor” (as defined in the Eligibility Letter), (y) if a resident in the United Kingdom, such person is not a “retail investor” and such person is a “relevant person” (as defined in the Eligibility Letter) or (z) if a resident in Canada, such person is a “non-U.S. qualified offeree” (as defined in the Eligibility Letter) are authorized to receive and review the Exchange Offer Memorandum (such persons, “Eligible Holders”). Only Eligible Holders who have completed and returned an Eligibility Letter, available from the Information Agent, are authorized to receive or review the Exchange Offer Memorandum or to participate in the Exchange Offers and Consent Solicitations. HF Sinclair will also enter into a registration rights agreement with the dealer managers, for the benefit of the holders of the New Notes.

Holders who desire to obtain a copy of the Eligibility Letter should contact D.F. King & Co., Inc., the information and exchange agent for the Exchange Offers and Consent Solicitations (the “Information Agent”), at (800) 992-3086 (toll-free) or (212) 269-5550 (banks and brokers), at www.dfking.com/hfsinclair or by email at hfc@dfking.com. D.F. King & Co., Inc. will also provide copies of the Exchange Offer Memorandum to Eligible Holders.

Questions concerning the terms of the Exchange Offers or the Consent Solicitations should be directed to the dealer managers for the Exchange Offers and the solicitation agents for the Consent Solicitations:

BofA Securities	Wells Fargo Securities
620 South Tryon Street, 20th Floor Charlotte, North Carolina 28255 Toll Free: (888) 292-0070 Collect: (980) 387-3907 E-mail: debt_advisory@bofa.com Attn: Liability Management	550 South Tryon Street, 5th Floor Charlotte, North Carolina 28202 Toll Free: (866) 309-6316 Collect: (704) 410-4235 Email: liabilitymanagement@wellsfargo.com Attn: Liability Management Group

The Exchange Offers and Consent Solicitations are being made only pursuant to the Exchange Offer Memorandum. The Exchange Offer Memorandum and other documents relating to the Exchange Offers and Consent Solicitations will be distributed only to Eligible Holders. The Exchange Offers are not being made to holders of HEP Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. The New Notes have not been approved or disapproved by any regulatory authority, nor has any such authority passed upon the accuracy or adequacy of the Exchange Offer Memorandum.

None of HF Sinclair, HF Sinclair’s subsidiaries, its and their respective directors or officers, the dealer managers and solicitation agents, the exchange agent, the information agent, any trustee for the New Notes or the HEP Notes, their respective affiliates, or any other person is making any recommendation as to whether holders should tender their HEP Notes in the Exchange Offers or deliver consents to the Proposed Amendments.

ABOUT HF SINCLAIR CORPORATION AND HOLLY ENERGY PARTNERS, L.P.

HF Sinclair Corporation, headquartered in Dallas, Texas, is an independent energy company that produces and markets high-value light products such as gasoline, diesel fuel, jet fuel, renewable diesel and other specialty products. HF Sinclair owns and operates refineries located in Kansas, Oklahoma, New Mexico, Wyoming, Washington and Utah and markets its refined products principally in the Southwest U.S., the Rocky Mountains extending into the Pacific Northwest and in other neighboring Plains states. HF Sinclair supplies high-quality fuels to more than 1,500 branded stations and licenses the use of the Sinclair brand at more than 300 additional locations throughout the country. In addition, subsidiaries of HF Sinclair produce and market base oils and other specialized lubricants in the U.S., Canada and the Netherlands, and export products to more than 80 countries. Through its subsidiaries, HF Sinclair produces renewable diesel at two of its facilities in Wyoming and also at its facility in Artesia, New Mexico. HF Sinclair also owns a 47% limited partner interest and a non-economic general partner interest in Holly Energy Partners, L.P., a master limited partnership that provides petroleum product and crude oil transportation, terminalling, storage and throughput services to the petroleum industry, including HF Sinclair subsidiaries.

Holly Energy Partners, L.P., headquartered in Dallas, Texas, provides petroleum product and crude oil transportation, terminalling, storage and throughput services to the petroleum industry, including subsidiaries of HF Sinclair Corporation. HEP, through its subsidiaries and joint ventures, owns and/or operates petroleum product and crude pipelines, tankage and terminals in Colorado, Idaho, Iowa, Kansas, Missouri, Nevada, New Mexico, Oklahoma, Texas, Utah, Washington and Wyoming, as well as refinery processing units in Kansas and Utah.

Contacts

HF Sinclair Corporation

Holly Energy Partners, L.P.

Craig Biery, 214-954-6510

Vice President, Investor Relations

or

Trey Schonter, 214-954-6510

Manager, Investor Relations

FORWARD-LOOKING STATEMENTS

The statements in this press release relating to matters that are not historical facts are “forward-looking statements” based on management’s beliefs and assumptions using currently available information and expectations as of the date hereof, are not guarantees of future performance and involve certain risks and uncertainties, including those contained in HF Sinclair’s and HEP’s filings with the SEC. Forward-looking statements use words such as “anticipate,” “project,” “will,” “expect,” “plan,” “goal,” “forecast,” “strategy,” “intend,” “should,” “would,” “could,” “believe,” “may,” and similar expressions and statements regarding HF Sinclair’s and HEP’s plans and objectives for future operations or the Proposed Merger. Although HF Sinclair and HEP believe that the expectations reflected in these forward-looking statements are reasonable, HF Sinclair and HEP cannot assure you that HF Sinclair’s and HEP’s expectations will prove to be correct. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in such statements. Any differences could be caused by a number of factors, including, but not limited to, the ability of HF Sinclair or HEP to consummate the Proposed Merger (as defined herein); the risk that the Proposed Merger does not occur; negative effects from the pendency of the Proposed Merger; the time required to consummate the Proposed Merger; the risk that cost savings, tax benefits and any other synergies from the Proposed Merger may not be fully realized or may take longer to realize than expected; disruption from the Proposed Merger may make it more difficult to maintain relationships with customers, employees or suppliers; the possibility that the market price of HF Sinclair Common Stock (as defined herein) will fluctuate prior to the completion of the Proposed Merger causing the value of the merger consideration of the Proposed Merger to change; the risk that certain officers and directors of HF Sinclair and HEP have interests in the Proposed Merger that are different from, or in addition, to the interests they may have as a HF Sinclair stockholder or a HEP unitholder, respectively; the possibility that financial projections by HF Sinclair may not prove to be reflective of actual future results; failure to obtain the required approvals for the Proposed Merger; the focus of management time and attention on the Proposed Merger and other disruptions arising from the Proposed Merger; legal proceedings that may be instituted against HF Sinclair or HEP in connection with the Proposed Merger; HF Sinclair’s and HEP’s ability to successfully integrate the Sinclair Oil Corporation (now known as Sinclair Oil LLC) and Sinclair Transportation Company LLC businesses acquired from The Sinclair Companies (now known as REH Company) (collectively, the “Sinclair Transactions”) with their existing operations and fully realize the expected synergies of the Sinclair

Transactions or on the expected timeline; HF Sinclair’s ability to successfully integrate the operation of the Puget Sound refinery with its existing operations; the demand for and supply of crude oil and refined products, including uncertainty regarding the increasing societal expectations that companies address climate change; risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum products or lubricant and specialty products in HF Sinclair’s markets; the spread between market prices for refined products and market prices for crude oil; the possibility of constraints on the transportation of refined products or lubricant and specialty products; the possibility of inefficiencies, curtailments or shutdowns in refinery operations or pipelines, whether due to reductions in demand, accidents, unexpected leaks or spills, unscheduled shutdowns, infection in the workforce, weather events, global health events, civil unrest, expropriation of assets, and other economic, diplomatic, legislative, or political events or developments, terrorism, cyberattacks, or other catastrophes or disruptions affecting HF Sinclair’s operations, production facilities, machinery, pipelines and other logistics assets, equipment, or information systems, or any of the foregoing of HF Sinclair’s suppliers, customers, or third-party providers, and any potential asset impairments resulting from, or the failure to have adequate insurance coverage for or receive insurance recoveries from, such actions; the effects of current and/or future governmental and environmental regulations and policies, including increases in interest rates; the availability and cost of financing to HF Sinclair; the effectiveness of HF Sinclair’s capital investments and marketing strategies; HF Sinclair’s and HEP’s efficiency in carrying out and consummating construction projects, including HF Sinclair’s ability to complete announced capital projects on time and within capital guidance; HF Sinclair’s and HEP’s ability to timely obtain or maintain permits, including those necessary for operations or capital projects; the ability of HF Sinclair to acquire refined or lubricant product operations or pipeline and terminal operations on acceptable terms and to integrate any existing or future acquired operations; the possibility of terrorist or cyberattacks and the consequences of any such attacks; uncertainty regarding the effects and duration of global hostilities, including the Israel-Gaza conflict, the Russia-Ukraine war, and any associated military campaigns which may disrupt crude oil supplies and markets for HF Sinclair’s refined products and create instability in the financial markets that could restrict HF Sinclair’s ability to raise capital; general economic conditions, including economic slowdowns caused by a local or national recession or other adverse economic condition, such as periods of increased or prolonged inflation; the outcome of the Exchange Offers and Consent Solicitations; and other business, financial, operational and legal risks and uncertainties detailed from time to time in HF Sinclair’s and HEP’s SEC filings, whether or not related to the Exchange Offers and Consent Solicitations. The forward-looking statements speak only as of the date made and, other than as required by law, HF Sinclair and HEP undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ADDITIONAL INFORMATION AND WHERE YOU CAN FIND IT

This report does not constitute a solicitation of any vote or approval with respect to the proposed merger contemplated by that certain Agreement and Plan of Merger, dated August 15, 2023, by and between HF Sinclair, HEP, Navajo Pipeline Co., L.P., Holly Apple Holdings LLC (“Merger Sub”), HEP Logistics Holdings, L.P. and Holly Logistic Services, L.L.C., pursuant to which Merger Sub will merge with and into HEP, with HEP surviving as an indirect, wholly owned subsidiary of HF Sinclair (the “Proposed Merger”). In connection with the Proposed Merger, HF Sinclair has filed with the SEC a registration statement on Form S-4 that includes a joint proxy statement of HF Sinclair and HEP and also constitutes a prospectus of HF Sinclair (the “Registration Statement”), which includes a joint proxy statement of HF Sinclair and HEP and also constitutes a prospectus of HF Sinclair, which was declared effective on October 24, 2023. HF Sinclair and HEP may also file other materials with the SEC regarding the Proposed Merger. Mailing of the definitive joint proxy statement/prospectus to the securityholders of HF Sinclair and HEP commenced on October 26, 2023. INVESTORS AND SECURITYHOLDERS OF HF

SINCLAIR AND HEP ARE ADVISED TO CAREFULLY READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS THAT HAVE BEEN FILED OR MAY BE FILED WITH THE SEC (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER, THE PARTIES TO THE PROPOSED MERGER AND THE RISKS ASSOCIATED WITH THE PROPOSED MERGER. Investors and securityholders may obtain a free copy of such documents and other relevant documents (if and when available) filed by HF Sinclair or HEP with the SEC from the SEC’s website at www.sec.gov. Securityholders and other interested parties will also be able to obtain, without charge, a copy of such documents and other relevant documents (if and when available) from HF Sinclair’s website at www.hfsinclair.com under the Investor Relations page or from HEP’s website at www.hollyenergy.com on the Investors page.

NO OFFER OR SOLICITATION

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

PARTICIPANTS IN THE SOLICITATION OF PROXIES

HF Sinclair, HEP and their respective directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies in respect of the Proposed Merger. Information about these persons is set forth in the Registration Statement, which includes a joint proxy statement of HF Sinclair and HEP and also constitutes a prospectus of HF Sinclair, which was filed by HF Sinclair with the SEC on October 16, 2023 and declared effective by the SEC on October 24, 2023; HF Sinclair’s proxy statement relating to its 2023 Annual Meeting of Stockholders, which was filed with the SEC on April 6, 2023; HF Sinclair’s Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on February 28, 2023; HEP’s Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on February 28, 2023, and subsequent statements of changes in beneficial ownership on file with the SEC. Securityholders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the respective companies’ securityholders generally, by reading the Registration Statement, including the joint proxy statement/prospectus, and other relevant documents regarding the Proposed Merger (if and when available), which will be filed with the SEC.

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